Exhibit 3.1

ARTICLES OF AMENDMENT OF THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

I.

The name of the corporation is Friedman, Billings, Ramsey Group, Inc. (the “Corporation”).

II.

The amendment (the “Name Change Amendment”) adopted is as follows:

Article I, Section 1.1 of the Corporation’s Amended and Restated Articles of Incorporation is deleted in its entirety, and the following Article I, Section 1.1 is inserted in full to be and read as follows:

“1.1 Name. The name of the Corporation is Arlington Asset Investment Corp. (the “Corporation”).”

III.

The Name Change Amendment was proposed by the Corporation’s Board of Directors, which found adoption of such amendment to be in the Corporation’s best interest and directed that such amendment be submitted to a vote at a meeting of the Corporation’s shareholders on June 1, 2009.

IV.

On April 30, 2009, notice of the meeting, accompanied by a copy of the Name Change Amendment, was given in the manner provided in the Virginia Stock Corporation Act to each of the Corporation’s shareholders of record.

V.

The designation, number of outstanding shares, and number of votes entitled to be cast by each voting group entitled to vote separately on the Name Change Amendment was:

Designation	Number of Outstanding Shares	Number of Votes Entitled to be Cast
Common Stock, $0.01 par value per share, Class A and Class B	158,957,361	181,701,947

The total number of votes cast for and against the Name Change Amendment by each voting group entitled to vote separately on such amendment was:

Voting Group	Votes “FOR”	Votes “AGAINST”
Common Stock, $0.01 par value per share, Class A and Class B	142,055,673	24,514,760

The total number of votes cast for the Name Change Amendment by each voting group was sufficient for approval of such amendment by the voting group.

VI.

Pursuant to Section 13.1-606 of the Virginia Stock Corporation Act, the Name Change Amendment shall become effective at 12:01 a.m. (Eastern Time) on June 10, 2009.

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IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed by its duly authorized Chairman of the Board and Chief Executive Officers as of this 5th day of June, 2009.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation

By:	/s/ Eric F. Billings
Eric F. Billings
Chairman of the Board and Chief Executive Officer

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

AT RICHMOND, JUNE 8, 2009

The State Corporation Commission has found the accompanying articles submitted on behalf of

Arlington Asset Investment Corp. (formerly Friedman, Billings, Ramsey Group, Inc.)

to comply with the requirements of law, and confirms payment of all required fees. Therefore, it is ORDERED that this

CERTIFICATE OF AMENDMENT

be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective June 10, 2009, at 12:01 a.m.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

STATE CORPORATION COMMISSION

By	/s/ Judith Williams Jagdmann

Commissioner

ARTICLES OF AMENDMENT OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Pursuant to Section 13.1-639 of the Virginia Stock Corporation Act)

1. The name of the Corporation is Friedman, Billings, Ramsey Group, Inc. (the “Corporation”).

2. Capitalized terms used in these Articles of Amendment and not otherwise defined shall have the meaning given to such term in the Articles of Incorporation.

3. The amendment adopted is to add a new Section 4.3 after Section 4.2 in the Articles of Incorporation to read as follows:

“Section 4.3. Series A Junior Preferred Stock. There is hereby established a series of the Corporation’s authorized Preferred Stock, to be designated as the “Series A Junior Preferred Stock” (the “Series A Preferred Stock”) and having a par value of $0.01 per share. The designation and number, and relative rights, preferences and limitations of the Series A Preferred Stock, insofar as not already fixed by any other provisions of these Articles of Incorporation, shall be as follows:

(a) Designation and Amount. The shares of such series shall be designated as Series A Junior Preferred Stock, par value $0.01 per share. The number of shares of Series A Preferred Stock initially constituting such series shall be 100,000; provided, however, that, if more than a total of 100,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement dated as of June 5, 2009, between the Corporation and American Stock Transfer & Trust Company LLC, as Rights Agent (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 13.1-639 of the Virginia Stock Corporation Act, as amended from time to time (the “VSCA”), shall direct by resolution or resolutions that Articles of Amendment of the Articles of Incorporation be properly executed and filed with the State Corporation Commission of Virginia providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Articles of Incorporation then permit) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

(b) Dividends and Distributions.

(i) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A

Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, (A) quarterly dividends payable in cash on or before the 30th day of January, April, July and October in each year, or such other dates as may be required by Section 4.3(b)(ii) or as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $0.01 per whole share (rounded to the nearest cent), less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (B) since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (B) dividends payable in cash on the Dividend Payment Date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect multiplied by the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of non-cash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. As used herein, the “Formula Number” shall be 10,000; provided, however, that, if at any time after June 5, 2009 (the “Rights Declaration Date”), the Corporation shall (x) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (y) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (z) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after the Rights Declaration Date, the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then, in each such event, the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Series A Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

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(ii) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 4.3(b)(i) above immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $0.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Dividend Payment Date.

(iii) Dividends will accrue, and be cumulative, on outstanding shares of Series A Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of Series A Preferred Stock or the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue, and be cumulative, from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 30 calendar days prior to the date fixed for the payment thereof.

(c) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(i) Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the Formula Number then in effect on all matters submitted to a vote of the holders of the Common Stock.

(ii) Except as provided in this Section 4.3(c) or by the VSCA, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as a single voting group for the election of directors of the Corporation and on all matters submitted to a vote of shareholders of the Corporation.

(iii) If, at the time of any annual meeting of shareholders at which the election of directors is to be considered, the equivalent of six

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quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting as a single voting group, to the exclusion of the holders of Common Stock, shall be entitled at said meeting of shareholders (and at each subsequent annual meeting of shareholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number then in effect. Until the default in payments of all dividends that permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 4.3(c)(iii) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 4.3(c).

(iv) Except as provided in this Section 4.3(c) or Section 4.3(k) or as otherwise provided by the VSCA, holders of the Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with the holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

(d) Restrictions.

(i) Whenever dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 4.3(b) above are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding have been paid in full, the Corporation will not:

(A) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) (“Junior Stock”) to the shares of Series A Preferred Stock;

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(B) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) (“Parity Stock”) with the shares of Series A Preferred Stock, except dividends paid ratably on the shares of Series A Preferred Stock and all such Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(C) redeem, purchase or otherwise acquire for consideration shares of any Junior Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such Junior Stock in exchange for shares of any other Junior Stock of the Corporation; or

(D) redeem, purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(ii) The Corporation will not permit any majority-owned subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (i) of this Section 4.3(d), purchase or otherwise acquire such shares at such time and in such manner; provided, however, the restriction set forth in this Section 4.3(d)(ii) will not apply to FBR Capital Markets Corporation.

(e) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation, and upon the taking of any action required by applicable law, become authorized but unissued shares of Preferred Stock, undesignated as to series, and may be reissued as part of a new series of Preferred Stock as permitted by the VSCA.

(f) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution will be made to (i) the holders of shares of Junior Stock (either as to dividends or upon liquidation, dissolution or winding up) unless, prior thereto, the holders of shares

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of Series A Preferred Stock have received an amount equal to sum of the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (A) $0.01 per whole share of Series A Preferred Stock or (B) an aggregate amount per share of Series A Preferred Stock equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of Parity Stock (either as to dividends or upon liquidation, dissolution or winding up), except distributions made ratably on the shares of Series A Preferred Stock and all other such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up of the Corporation.

(g) Consolidation, Merger, Etc. In the event that the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of Series A Preferred Stock will at the same time be similarly exchanged for or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event both this Section 4.3(g) and Section 4.3(b) appear to apply to a transaction, this Section 4.3(g) shall control.

(h) Redemption. The shares of Series A Preferred Stock are not redeemable.

(i) Rank. The Series A Preferred Stock ranks, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Corporation’s Preferred Stock, if any, unless the Board of Directors of the Corporation shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of any such other series.

(j) Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one-ten thousandth (1/10,000) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (i) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one-ten thousandth (1/10,000) of a share or any integral multiple thereof or (b) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an

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appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

(k) Amendment. This Section 4.3 shall not hereafter be amended, either directly, indirectly or through a merger, consolidation or other business combination, in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect the holders of the shares of Series A Preferred Stock adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Stock, voting separately as a single voting group.”

4. The foregoing amendment to the Articles of Incorporation was duly adopted by the Board of Directors of the Corporation on June 1, 2009, without shareholder action, which shareholder action was not required in accordance with the Articles of Incorporation and Virginia Stock Corporation Act.

5. Pursuant to Section 13.1-606 of the Virginia Stock Corporation Act, the foregoing amendment to the Articles of Incorporation shall become effective at 12:01 a.m. on June 5, 2009.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed by its duly authorized Chairman of the Board and Chief Executive Officer as of this 4th day of June, 2009.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation

By:	/s/ Eric F. Billings
Name:	Eric Billings
Title:	Chairman of the Board and Chief Executive Officer

[Signature Page to Articles of Amendment Designating Series A Junior Preferred Stock]

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

AT RICHMOND, JUNE 4, 2009

The State Corporation Commission has found the accompanying articles submitted on behalf of

Friedman, Billings, Ramsey Group, Inc.

to comply with the requirements of law, and confirms payment of all required fees. Therefore, it is ORDERED that this

CERTIFICATE OF AMENDMENT

be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective June 5, 2009, at 12:01 a.m.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

STATE CORPORATION COMMISSION

By	/s/ Judith Williams Jagdmann

Commissioner

ARTICLES OF MERGER

MERGING

ORKNEY HOLDINGS, INC.,

a Delaware corporation

WITH AND INTO

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,

a Virginia corporation

Pursuant to the provisions of Section 13.1-720 of the Virginia Stock Corporation Act, as amended (the “VSCA”), the undersigned corporations hereby execute the following Articles of Merger and set forth:

I.

The Plan of Merger (the “Plan”), pursuant to which Orkney Holdings, Inc. (“Orkney”), a Delaware corporation, will merge (the “Orkney Merger”) with and into Friedman, Billings, Ramsey Group, Inc., a Virginia corporation (formerly named Forest Merger Corporation) (“FBR”), with FBR as the surviving corporation resulting from the merger, is attached hereto as Exhibit A and made a part hereof. The Plan constitutes the “plan of merger” for purposes of Article 12 of the VSCA.

II.

The Plan was duly approved and adopted on March 28, 2003, by the Board of Directors of FBR by unanimous written consent in accordance with Section 13.1-685 of the VSCA. Section 13.1-719.A. of the VSCA permits a corporation owning at least ninety percent of the outstanding shares of each class of a subsidiary corporation to merge the subsidiary corporation into itself without shareholder approval. FBR owns 100% of the outstanding shares of each class of Orkney. In accordance with Section 13.1-719.A. of the VSCA, approval of the shareholders of FBR was not required

III.

The Plan was duly approved and adopted on March 28, 2003, by the Board of Directors of Orkney by unanimous written consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware. Section 13.1-719.A. of the VSCA permits a corporation owning at least ninety percent of the outstanding shares of each class of a subsidiary corporation to merge the subsidiary corporation into itself without shareholder approval. In addition, Section 253 of the General Corporation Law of the State of Delaware permits a subsidiary to merge with a corporation that owns at least 90% of the outstanding shares of each class of the stock of such subsidiary, without approval of such subsidiary’s shareholders, if a certificate of ownership and merger setting forth a copy of the resolution of the board of directors to so merge is filed with the Secretary of State of the State of Delaware. FBR owns 100% of the outstanding shares of each class of Orkney and a certificate of ownership and merger setting forth the resolutions of the board of directors of Orkney will be filed with the Secretary of State of the State of Delaware. In accordance with Section 13.1-719.A. of the VSCA and Section 253 of the General Corporation Law of the State of Delaware, approval of the shareholders of Orkney was not required.

IV.

The Certificate of Merger issued by the State Corporation Commission of Virginia in connection with the Orkney Merger shall set forth an effective time on April 14, 2003.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger as of the 14th day of April, 2003.

ORKNEY HOLDINGS, INC., a Delaware corporation

By:	/s/ Kurt R. Harrington
Name:	Kurt R. Harrington
Title:	President and Treasurer

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation

By:	/s/ William J. Ginivan
Name:	William J. Ginivan
Title:	Chief Legal Officer

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EXHIBIT A

PLAN OF MERGER

OF

ORKNEY HOLDINGS, INC.

(A Delaware Corporation)

WITH AND INTO

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(A Virginia Corporation)

1. The Merger. Subject to the terms and conditions of this Plan of Merger and in accordance with the Virginia Stock Corporation Act (“VSCA”), at the Effective Time (as hereinafter defined), Orkney Holdings, Inc. (“Orkney”) shall be merged with and into Friedman, Billings, Ramsey Group, Inc. (the “Orkney Merger”), and the separate existence of Orkney shall cease, and Friedman, Billings, Ramsey Group, Inc. (“FBR”) shall continue as the surviving corporation (FBR is also sometimes referred to in this Plan of Merger as the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of Orkney in accordance with the VSCA.

2. The Closing. The closing of the Orkney Merger (the “Closing”) shall take place at the offices of Hunton & Williams, 951 East Byrd Street, Richmond, Virginia 23219, at 10:00 a.m. local time, on a mutually agreeable date to be specified by the parties hereto.

3. Effective Time. The Orkney Merger shall become effective on April 14, 2003, which effective time and date shall be specified in the Certificate of Merger to be issued by the State Corporation Commission of the Commonwealth of Virginia (the “Effective Time”).

4. Effect of the ORKNEY Merger. The Orkney Merger shall have the effect set forth in the VSCA.

5. Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of FBR, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation of the Orkney Merger.

6. Directors and Officers. The directors of FBR immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be. The officers of FBR immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be.

7. Cancellation of Shares. At the Effective Time, each share of capital stock of Orkney issued and outstanding immediately prior to the Effective Time shall be cancelled.

8. Amendment. At any time before the Effective Time, this Plan of Merger may be amended, provided that any such amendment is approved by the Boards of Directors of Orkney and FBR.

A-2

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

April 14, 2003

The State Corporation Commission finds the accompanying articles submitted on behalf of

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

to comply with the requirements of law. Therefore, it is ORDERED that this

CERTIFICATE OF MERGER

be issued and admitted to record with the articles in the office of the Clerk of the Commission. Each of the following:

ORKNEY HOLDINGS, INC. (A DE CORPORATION NOT

QUALIFIED IN VA)

is merged into FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., which continues to exist under the laws of VIRGINIA with the name FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. The existence of each non-surviving entity ceases, according to the plan of merger.

The certificate is effective on April 14, 2003.

STATE CORPORATION COMMISSION

By	/s/ T.V. Morrison, Jr.

Commissioner

ARTICLES OF MERGER

MERGING

FRIEDMAN, BILLINGS, RAMSEY INVESTMENT MANAGEMENT, INC.,

a Delaware corporation

WITH AND INTO

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,

a Virginia corporation

Pursuant to the provisions of Section 13.1-720 of the Virginia Stock Corporation Act, as amended (the “VSCA”), the undersigned corporations hereby execute the following Articles of Merger and set forth:

I.

The Plan of Merger (the “Plan”), pursuant to which Friedman, Billings, Ramsey Investment Management, Inc. (“FBRIM”), a Delaware corporation, will merge (the “FBRIM Merger”) with and into Friedman, Billings, Ramsey Group, Inc., a Virginia corporation (formerly named Forest Merger Corporation) (the “FBR”), with FBR as the surviving corporation resulting from the merger, is attached hereto as Exhibit A and made a part hereof. The Plan constitutes the “plan of merger” for purposes of Article 12 of the VSCA.

II.

The Plan was duly approved and adopted on March 28, 2003, by the Board of Directors of FBR by unanimous written consent in accordance with Section 13.1-685 of the VSCA. Section 13.1-719.A. of the VSCA permits a corporation owning at least ninety percent of the outstanding shares of each class of a subsidiary corporation to merge the subsidiary corporation into itself without shareholder approval. FBR owns 100% of the outstanding shares of each class of FBRIM. In accordance with Section 13.1-719.A. of the VSCA, approval of the shareholders of FBR was not required.

III.

The Plan was duly approved and adopted on March 28, 2003, by the Board of Directors of FBRIM by unanimous written consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware. Section 13.1-719.A. of the VSCA permits a corporation owning at least ninety percent of the outstanding shares of each class of a subsidiary corporation to merge the subsidiary corporation into itself without shareholder approval. In addition, Section 253 of the General Corporation Law of the State of Delaware permits a subsidiary to merge with a corporation that owns at least 90% of the outstanding shares of each class of the stock of such subsidiary, without approval of such subsidiary’s shareholders, if a certificate of ownership and merger setting forth a copy of the resolution of the board of directors to so merge is filed with the Secretary of State of the State of Delaware. FBR owns 100% of the

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outstanding shares of each class of FBRIM and a certificate of ownership and merger setting forth the resolutions of the board of directors of FBRIM will be filed with the Secretary of State of the State of Delaware. In accordance with Section 13.1-719.A. of the VSCA and Section 253 of the General Corporation Law of the State of Delaware, approval of the shareholders of FBRIM was not required.

IV.

The Certificate of Merger issued by the State Corporation Commission of Virginia in connection with the FBRIM Merger shall set forth an effective time of 9:00 a.m. on April 14, 2003.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger as of the 14th day of April, 2003.

FRIEDMAN, BILLINGS, RAMSEY INVESTMENT MANAGEMENT, INC., a Delaware corporation

By:	/s/ Kurt R. Harrington
Name:	Kurt R. Harrington
Title:	CFO & Treasurer

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation

By:	/s/ William J. Ginivan
Name:	William J. Ginivan
Title:	Chief Legal Officer

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EXHIBIT A

PLAN OF MERGER

OF

FRIEDMAN, BILLINGS, RAMSEY INVESTMENT MANAGEMENT, INC.

(A Delaware Corporation)

WITH AND INTO

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(A Virginia Corporation)

1. The Merger. Subject to the terms and conditions of this Plan of Merger and in accordance with the Virginia Stock Corporation Act (“VSCA”), at the Effective Time (as hereinafter defined), Friedman, Billings, Ramsey Investment Management, Inc. (“FBRIM”) shall be merged with and into Friedman, Billings, Ramsey Group, Inc. (the “FBRIM Merger”), and the separate existence of FBRIM shall cease, and Friedman, Billings, Ramsey Group, Inc. (“FBR”) shall continue as the surviving corporation (FBR is also sometimes referred to in this Plan of Merger as the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of FBRIM in accordance with the VSCA.

2. The Closing. The closing of the FBRIM Merger (the “Closing”) shall take place at the offices of Hunton & Williams, 951 East Byrd Street, Richmond, Virginia 23219, at 10:00 a.m. local time, on a mutually agreeable date to be specified by the parties hereto.

3. Effective Time. The FBRIM Merger shall become effective on April 14, 2003, which effective time and date shall be specified in the Certificate of Merger to be issued by the State Corporation Commission of the Commonwealth of Virginia (the “Effective Time”).

4. Effect of the FBRIM Merger. The FBRIM Merger shall have the effect set forth in the VSCA.

5. Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of FBR, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation of the FBRIM Merger.

6. Directors and Officers. The directors of FBR immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be. The officers of FBR immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be.

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7. Cancellation of Shares. At the Effective Time, each share of capital stock of FBRIM issued and outstanding immediately prior to the Effective Time shall be cancelled.

8. Amendment. At any time before the Effective Time, this Plan of Merger may be amended, provided that any such amendment is approved by the Boards of Directors of FBRIM and FBR.

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COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

April 14, 2003

The State Corporation Commission finds the accompanying articles submitted on behalf of

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

to comply with the requirements of law. Therefore, it is ORDERED that this

CERTIFICATE OF MERGER

be issued and admitted to record with the articles in the office of the Clerk of the Commission. Each of the following:

FRIEDMAN, BILLINGS, RAMSEY INVESTMENT MANAGEMENT, INC.

is merged into FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., which continues to exist under the laws of VIRGINIA with the name FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. The existence of each non-surviving entity ceases, according to the plan of merger.

The certificate is effective on April 14, 2003 at 9:00 a.m.

STATE CORPORATION COMMISSION

By	/s/ T.V. Morrison, Jr.

Commissioner

ARTICLES OF MERGER

MERGING

FBR CAPITAL MANAGEMENT, INC.,

a Delaware corporation

WITH AND INTO

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,

a Virginia corporation

Pursuant to the provisions of Section 13.1-720 of the Virginia Stock Corporation Act, as amended (the “VSCA”), the undersigned corporations hereby execute the following Articles of Merger and set forth:

I.

The Plan of Merger (the “Plan”), pursuant to which FBR Capital Management, Inc. (“FBR Capital”), a Delaware corporation, will merge (the “FBR Capital Merger”) with and into Friedman, Billings, Ramsey Group, Inc., a Virginia corporation (formerly named Forest Merger Corporation) (the “FBR”), with FBR as the surviving corporation resulting from the merger, is attached hereto as Exhibit A and made a part hereof. The Plan constitutes the “plan of merger” for purposes of Article 12 of the VSCA.

II.

The Plan was duly approved and adopted on March 28, 2003, by the Board of Directors of FBR by unanimous written consent in accordance with Section 13.1-685 of the VSCA. Section 13.1-719.A. of the VSCA permits a corporation owning at least ninety percent of the outstanding shares of each class of a subsidiary corporation to merge the subsidiary corporation into itself without shareholder approval. FBR owns 100% of the outstanding shares of each class of FBR Capital. In accordance with Section 13.1-719.A. of the VSCA, approval of the shareholders of FBR was not required

III.

The Plan was duly approved and adopted on March 28, 2003, by the Board of Directors of FBR Capital by unanimous written consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware. Section 13.1-719.A. of the VSCA permits a corporation owning at least ninety percent of the outstanding shares of each class of a subsidiary corporation to merge the subsidiary corporation into itself without shareholder approval. In addition, Section 253 of the General Corporation Law of the State of Delaware permits a subsidiary to merge with a corporation that owns at least 90% of the outstanding shares of each class of the stock of such subsidiary, without approval of such subsidiary’s shareholders, if a certificate of ownership and merger setting forth a copy of the resolution of the board of directors to so merge is filed with the Secretary of State of the State of Delaware. FBR owns 100% of the

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outstanding shares of each class of FBR Capital and a certificate of ownership and merger setting forth the resolutions of the board of directors of FBR Capital will be filed with the Secretary of State of the State of Delaware. In accordance with Section 13.1-719.A. of the VSCA and Section 253 of the General Corporation Law of the State of Delaware, approval of the shareholders of FBR Capital was not required.

IV.

The Certificate of Merger issued by the State Corporation Commission of Virginia in connection with the FBR Capital Merger shall set forth an effective time of 9:00 a.m. on April 14, 2003.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger as of the 14th day of April, 2003.

FBR CAPITAL MANAGEMENT, INC., a Delaware corporation

By:	/s/ Kurt R. Harrington
Name:	Kurt R. Harrington
Title:	CFO & Treasurer

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation

By:	/s/ William J. Ginivan
Name:	William J. Ginivan
Title:	General Counsel

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EXHIBIT A

PLAN OF MERGER

OF

FBR CAPITAL MANAGEMENT, INC.

(A Delaware Corporation)

WITH AND INTO

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(A Virginia Corporation)

1. The Merger. Subject to the terms and conditions of this Plan of Merger and in accordance with the Virginia Stock Corporation Act (“VSCA”), at the Effective Time (as hereinafter defined), FBR Capital Management, Inc. (“FBR Capital”) shall be merged with and into Friedman, Billings, Ramsey Group, Inc. (the “FBR Capital Merger”), and the separate existence of FBR Capital shall cease, and Friedman, Billings, Ramsey Group, Inc. (“FBR”) shall continue as the surviving corporation (FBR is also sometimes referred to in this Plan of Merger as the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of FBR Capital in accordance with the VSCA.

2. The Closing. The closing of the FBR Capital Merger (the “Closing”) shall take place at the offices of Hunton & Williams, 951 East Byrd Street, Richmond, Virginia 23219, at 10:00 a.m. local time, on a mutually agreeable date to be specified by the parties hereto.

3. Effective Time. The FBR Capital Merger shall become effective on April 14, 2003, which effective time and date shall be specified in the Certificate of Merger to be issued by the State Corporation Commission of the Commonwealth of Virginia (the “Effective Time”).

4. Effect of the FBR Capital Merger. The FBR Capital Merger shall have the effect set forth in the VSCA.

5. Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of FBR, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation of the FBR Capital Merger.

6. Directors and Officers. The directors of FBR immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be. The officers of FBR immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be.

7. Cancellation of Shares. At the Effective Time, each share of capital stock of FBR Capital issued and outstanding immediately prior to the Effective Time shall be cancelled.

8. Amendment. At any time before the Effective Time, this Plan of Merger may be amended, provided that any such amendment is approved by the Boards of Directors of FBR Capital and FBR.

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COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

April 14, 2003

The State Corporation Commission finds the accompanying articles submitted on behalf of

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

to comply with the requirements of law. Therefore, it is ORDERED that this

CERTIFICATE OF MERGER

be issued and admitted to record with the articles in the office of the Clerk of the Commission. Each of the following:

FBR Capital Management, Inc.

is merged into FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., which continues to exist under the laws of VIRGINIA with the name FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. The existence of each non-surviving entity ceases, according to the plan of merger.

The certificate is effective on April 14, 2003 at 9:00 a.m.

STATE CORPORATION COMMISSION

By	/s/ T.V. Morrison, Jr.

Commissioner

ARTICLES OF MERGER

MERGING

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,

a Virginia corporation

WITH AND INTO

FOREST MERGER CORPORATION,

a Virginia corporation

Pursuant to the provisions of Section 13.1-720 of the Virginia Stock Corporation Act, as amended (the “VSCA”), the undersigned corporations hereby execute the following Articles of Merger and set forth:

I.

The Plan of Merger (the “Plan”), pursuant to which Friedman, Billings, Ramsey Group, Inc. (“FBR Group”), a Virginia corporation, will merge (the “FBR Group Merger”) with and into Forest Merger Corporation, a Virginia corporation (the “Forest”), is attached hereto as Exhibit A and made a part hereof. The Plan constitutes the “plan of merger” for purposes of Article 12 of the VSCA.

II.

The Plan was duly approved and adopted on, November 14, 2002, by the sole shareholder of Forest by written consent of the sole shareholder in accordance with Section 13.1-657 of the VSCA.

III.

The Plan was submitted to the shareholders of FBR Group by the board of directors of FBR Group in accordance with the provisions of the VSCA.

The designation, number of outstanding shares and number of votes entitled to be cast by each FBR Group shareholder voting group entitled to vote separately on the Plan were:

Designation	No. of Outstanding Shares	No. of Votes Entitled to be Cast
Common Stock, par value $0.01 per share, Class A and Class B	51,117,122	103,611,320

The total number of votes cast for and against the Plan by each voting group entitled to vote separately on the Plan were:

Voting Group	Total No. of Votes Cast FOR the Plan	Total No. of Votes Cast AGAINST the Plan	Total No. of Votes ABSTAINING
Common Stock, par value $0.01 per share, Class A and Class B	91,144,821	54,314	5,433

The total number of votes cast for the Plan by each voting group was sufficient for approval by that voting group.

IV.

The certificate of merger issued by the State Corporation Commission of Virginia in connection with the FBR Group Merger shall become effective as of 1:01 am on March 31, 2003.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger as of the 31st day of March, 2003.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation

By:	/s/ Emanuel J. Friedman
Name:	Emanuel J. Friedman
Title:	Chairman and Co-Chief Executive Officer

FOREST MERGER CORPORATION, a Virginia corporation

By:	/s/ Richard J. Hendrix
Name:	Richard J. Hendrix
Title:	President

EXHIBIT A

PLAN OF MERGER

OF

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(A Virginia Corporation)

WITH AND INTO

FOREST MERGER CORPORATION

(A Virginia Corporation)

1. The Merger. Subject to the terms and conditions of (a) this Plan of Merger and (b) the Agreement and Plan of Merger, dated as of November 14, 2002 (the “Merger Agreement”), by and among FBR Asset Investment Corporation (“FBR Asset”), Friedman, Billings, Ramsey Group, Inc. (“FBR Group”) and Forest Merger Corporation (“Forest”), and in accordance with the Virginia Stock Corporation Act (“VSCA”), at the Effective Time (as hereinafter defined), FBR Group shall be merged with and into Forest (the “FBR Group Merger”), and the separate existence of FBR Group shall cease, and Forest shall continue as the surviving corporation (Forest is also sometimes referred to in this Plan of Merger as the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of FBR Group in accordance with the VSCA.

2. The Closing. Subject to the terms and conditions of the Merger Agreement, the closing of the FBR Group Merger (the “Closing”) shall take place (a) at the offices of Wachtell, Lipton, Rosen & Katz, at 51 West 52nd Street, New York, NY, at 10:00 a.m. local time, on a mutually agreeable date to be specified by the parties hereto, which (subject to satisfaction or waiver of all of the conditions set forth in Article V of the Merger Agreement) shall be no later than the second business day after satisfaction of the conditions set forth in Section 5.1(a) and Section 5.1(b) of the Merger Agreement, unless otherwise agreed in writing by the parties hereto.

3. Effective Time. The FBR Group Merger shall become effective at 1:01 a.m. on March 31, 2003, which effective time and date shall be specified in the Certificate of Merger to be issued by the State Corporation Commission of the Commonwealth of Virginia (the “Effective Time”).

4. Effect of the FBR Group Merger. The FBR Group Merger shall have the effect set forth in the VSCA.

5. Articles of Incorporation and By-Laws; Name of Surviving Corporation. The Articles of Incorporation and By-Laws of Forest, in each case as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and By-Laws of the Surviving Corporation; provided, however, that the Articles of Incorporation of the Surviving Corporation

shall be amended as of the Effective Time, without the need for any further action on the part of the Surviving Corporation or its Board of Directors, to change the name of the Surviving Corporation to “Friedman, Billings, Ramsey Group, Inc.”

6. Directors and Officers. At the Effective Time, the directors of Forest immediately following the FBR Group Merger shall be those Persons listed on Schedule 1 hereto, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be. The officers of FBR Group immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation following the FBR Group Merger, each to hold office until the earlier of such person’s resignation or removal or until a success or is duly elected and qualified, as the case may be.

7. Conversion of Shares, Cancellation of Shares.

(a) At the Effective Time, each FBR Group Class A Common Share issued and outstanding immediately prior to the Effective Time (other than shares held directly by FBR Group or Forest (as successor to FBR Asset) at the Effective Time (and not through a subsidiary), which FBR Group Class A Common Shares, by virtue of the FBR Group Merger and without any action on the part of the holder thereof, shall be cancelled and retired and shall cease to exist with no payment being made with respect thereto) shall be converted into the right to receive one Forest Class A Common Share (the “FBR Group Class A Merger Consideration”) and each FBR Group Class B Common Share issued and outstanding immediately prior to the Effective Time (other than shares held directly by FBR Group or Forest (as successor to FBR Asset) at the Effective Time (and not through a subsidiary), which FBR Group Class B Common Shares, by virtue of the FBR Group Merger and without any action on the part of the holder thereof, shall be cancelled and retired and shall cease to exist with no payment being made with respect thereto) shall be converted into the right to receive one Forest Class B Common Share (the “FBR Group Class B Merger Consideration,” and together with the “FBR Group Class A Merger Consideration, the “FBR Group Merger Consideration”).

(b) At the Effective Time, the holders of such certificates previously evidencing the FBR Group Class A Common Shares and FBR Group Class B Common Shares (collectively, the “FBR Group Common Shares”) outstanding immediately prior to the Effective Time (collectively, the “Certificates”) shall cease to have any rights with respect to such FBR Group Class A Common Shares and FBR Group Class B Common Shares, other than the right to receive the FBR Group Class A Merger Consideration or FBR Group Class B Merger Consideration, as applicable, for each such FBR Group Class A Common Share or FBR Group Class B Common Share or as otherwise provided herein or by law (including the right to receive dividends permitted hereby). Such FBR Group Class A Common Shares and FBR Group Class B Common Shares shall, by virtue of the FBR Group Merger and without any action on the part of Forest or FBR Group or the holder thereof, be cancelled, retired and cease to exist, and no payment shall be made with respect thereto except as provided for herein.

(c) At the Effective Time, shares of common stock of Forest issued and outstanding immediately prior to the Effective Time shall be cancelled.

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8. Exchange Procedures.

(a) Pursuant to Section 1.8(a) of the Merger Agreement, prior to the Effective Time, Forest shall appoint American Stock Transfer & Trust Company, or another bank or trust company reasonably acceptable to FBR Group to act as exchange agent (the “Exchange Agent”) for the exchange of the FBR Group Merger Consideration for the issued and outstanding FBR Group Common Shares.

(b) Pursuant to Section 1.8(b) of the Merger Agreement, Forest shall provide to the Exchange Agent on or before the Effective Time, for the benefit of the holders of FBR Group Class A Common Shares and FBR Group Class B Common Shares, a sufficient number of Forest Class A Common Shares and Forest Class B Common Shares issuable in exchange for the issued and outstanding FBR Group Class A Common Shares and FBR Group Class B Common Shares pursuant to Sections 1.7 and 1.8(e) of the Merger Agreement.

(c) Pursuant to Section 1.8(c) of the Merger Agreement, as soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of outstanding FBR Group Class A Common Shares or FBR Group Class B Common Shares that were converted into the right to receive the FBR Group Merger Consideration, pursuant to Section 1.7 of the Merger Agreement, a letter of notification (which shall be in a form and have such other provisions as FBR Group may reasonably require) describing the FBR Group Merger Consideration issued to each such holder as a consequence of the FBR Group Merger and describing the procedures for surrendering their Certificates in exchange for new certificates representing the FBR Group Class A Merger Consideration or the FBR Group Class B Merger Consideration.

(d) Pursuant to Section 1.8(d) of the Merger Agreement, all FBR Group Merger Consideration issued upon exchange of FBR Group Class A Common Shares or FBR Group Class B Common Shares in accordance with the terms of Article I of the Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such FBR Group Class A Common Shares or FBR Group Class B Common Shares subject, however, to the obligations of FBR Group to pay, without interest and not more than 60 days following the Effective Time, any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by FBR Group on such shares in accordance with the terms of the Merger Agreement or prior to the date of the Merger Agreement and which remain unpaid at the Effective Time and have not been paid prior to such exchange, and there shall be no further registration of transfers on the stock transfer books of FBR Group of the FBR Group Class A Common Shares and FBR Group Class B Common Shares that were outstanding immediately prior to the Effective Time, as applicable.

(e) Pursuant to Section 1.8(f) of the Merger Agreement, in the event that any Certificate shall have been lost, stolen or destroyed, the Exchange Agent shall pay or issue (as applicable) in exchange therefor, upon the making of an affidavit of that fact and, if the Surviving Corporation so requires, the delivery of a reasonably suitable bond or indemnity by the holder thereof, such FBR Group Merger Consideration as may be required pursuant to the Merger Agreement.

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(f) Pursuant to Section 1.8(g) of the Merger Agreement, none of Forest, FBR Group or the Exchange Agent shall be liable to any person in respect of any FBR Group Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the FBR Group Merger Consideration delivered to the Exchange Agent pursuant to the Merger Agreement that remains unclaimed for six months after the Effective Time shall be redelivered by the Exchange Agent to the Surviving Corporation, upon demand, and any holders of FBR Group Class A Common Shares or FBR Group Class B Common Shares which have not been exchanged as contemplated by Section 1.7(f) of the Merger Agreement and shall thereafter look only to the Surviving Corporation for delivery of the FBR Group Merger Consideration subject to applicable abandoned property, escheat and other similar laws.

9. Stock Option and Other Plans. Pursuant to Section 1.9(b) of the Merger Agreement, at the Effective Time, each option granted by FBR Group to purchase FBR Group Class A Common Shares (“FBR Group Stock Option”) which is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire FBR Group Class A Common Shares and shall be converted automatically into an option to purchase a number of Forest Class A Common Shares equal to the number of FBR Group Class A Common Shares subject to such option immediately prior to the Effective Time at an exercise price per Forest Class A Common Share equal to the exercise price per FBR Group Class A Common Shares in effect immediately prior to the Effective Time (and shall otherwise be subject to the terms of the FBR Group stock option plan pursuant to which such option has been issued and the agreement evidencing such grant thereunder). The adjustment provided herein with respect to any FBR Group Stock Options which are “incentive stock options” (as defined in Section 422 of the Internal Revenue Code) shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Internal Revenue Code.

10. No Right to Dissent. Pursuant to Section 13.1-730.C of the Virginia Code, holders of FBR Group Common Stock shall have no right to dissent from the Merger.

11. Termination. Prior to the Effective Time, this Plan of Merger shall terminate and be abandoned upon a termination of the Agreement, notwithstanding approval of this Plan of Merger by the shareholders of FBR Group and Forest.

12. Amendment. At any time before the Effective Time, this Plan of Merger may be amended, provided that: (i) any such amendment is approved by the Boards of Directors of FBR Group and Forest; and (ii) no such amendment made subsequent to the submission of this Plan of Merger to the shareholders of FBR Group and Forest shall have any of the effects specified in Section 13.1-718.I of the Virginia Code without the approval of the shareholders affected thereby.

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Schedule I

Directors

Daniel J. Altobello

Eric F. Billings

Emanuel J. Friedman

Peter A. Gallagher

Stephen D. Harlan

Russell C. Lindner

W. Russell Ramsey

Wallace L. Timmeny

John T. Wall

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

March 28, 2003

The State Corporation Commission finds the accompanying articles submitted on behalf of

Friedman, Billings, Ramsey Group, Inc.

to comply with the requirements of law. Therefore, it is ORDERED that this

CERTIFICATE OF MERGER

be issued and admitted to record with the articles in the office of the Clerk of the Commission. Each of the following:

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

is merged into Friedman, Billings, Ramsey Group, Inc. (formerly Forest Merger Corporation), which continues to exist under the laws of VIRGINIA with the name Friedman, Billings, Ramsey Group, Inc. The existence of each non-surviving entity ceases, according to the plan of merger.

The certificate is effective on March 31, 2003 at 1:01 a.m.

STATE CORPORATION COMMISSION

By	/s/ T.V. Morrison, Jr.

Commissioner

ARTICLES OF MERGER

MERGING

FBR ASSET INVESTMENT CORPORATION,

a Virginia corporation

WITH AND INTO

FOREST MERGER CORPORATION,

a Virginia corporation

Pursuant to the provisions of Section 13.1-720 of the Virginia Stock Corporation Act, as amended (the “VSCA”), the undersigned corporations hereby execute the following Articles of Merger and set forth:

I.

The Plan of Merger (the “Plan”), pursuant to which FBR Asset Investment Corporation (“FBR Asset”), a Virginia corporation, will merge (the “FBR Asset Merger”) with and into Forest Merger Corporation, a Virginia corporation (the “Forest”), is attached hereto as Exhibit A and made a part hereof. The Plan constitutes the “plan of merger” for purposes of Article 12 of the VSCA.

II.

The Plan was duly approved and adopted on, November 14, 2002, by the sole shareholder of Forest by written consent of the sole shareholder in accordance with Section 13.1-657 of the VSCA.

III.

The Plan was submitted to the shareholders of FBR Asset by the board of directors of FBR Asset in accordance with the provisions of the VSCA.

The designation, number of outstanding shares and number of votes entitled to be cast by each FBR Asset shareholder voting group entitled to vote separately on the Plan were:

Designation	No. of Outstanding Shares	No. of Votes Entitled to be Cast
Common Stock, par value $0.01 per share	26,154,704	26,154,704

The total number of votes cast for and against the Plan by each voting group entitled to vote separately on the Plan were:

Voting Group	Total No. of Votes Cast FOR the Plan	Total No. of Votes Cast AGAINST the Plan	Total No. of Votes ABSTAINING
Common Stock, par value $0.01 per share	18,247,872	714,133	229,916

The total number of votes cast for the Plan by each voting group was sufficient for approval by that voting group.

IV.

The certificate of merger issued by the State Corporation Commission of Virginia in connection with the FBR Asset Merger shall become effective as of 12:01 a.m. on March 31, 2003.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger as of the 31st day of March, 2003.

FBR ASSET INVESTMENT CORPORATION, a Virginia corporation

By:	/s/ Eric F. Billings
Name:	Eric F. Billings
Title:	Chairman and Chief Executive Officer

FOREST MERGER CORPORATION, a Virginia corporation

By:	/s/ Richard J. Hendrix
Name:	Richard J. Hendrix
Title:	President

EXHIBIT A

PLAN OF MERGER

OF

FBR ASSET INVESTMENT CORPORATION

(A Virginia Corporation)

WITH AND INTO

FOREST MERGER CORPORATION

(A Virginia Corporation)

1. The Merger. Subject to the terms and conditions of (a) this Plan of Merger and (b) the Agreement and Plan of Merger, dated as of November 14, 2002 (the “Merger Agreement”), by and among FBR Asset Investment Corporation (“FBR Asset”), Friedman, Billings, Ramsey Group, Inc. (“FBR Group”) and Forest Merger Corporation (“Forest”), and in accordance with the Virginia Stock Corporation Act (“VSCA”), at the Effective Time (as hereinafter defined), FBR Asset shall be merged with and into Forest (the “FBR Asset Merger”), and the separate existence of FBR Asset shall cease, and Forest shall continue as the surviving corporation (Forest is also sometimes referred to in this Plan of Merger as the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of FBR Asset in accordance with the VSCA.

2. The Closing. Subject to the terms and conditions of the Merger Agreement, the closing of the FBR Asset Merger (the “Closing”) shall take place (a) at the offices of Wachtell, Lipton, Rosen & Katz, at 51 West 52nd Street, New York, NY, at 10:00 a.m. local time, on a mutually agreeable date to be specified by the parties hereto, which (subject to satisfaction or waiver of all of the conditions set forth in Article V of the Merger Agreement) shall be no later than the second business day after satisfaction of the conditions set forth in Section 5.1(a) and Section 5.1(b) of the Merger Agreement, unless otherwise agreed in writing by the parties hereto.

3. Effective Time. The FBR Asset Merger shall become effective at 12:01 a.m. on March 31, 2003, which effective time and date shall be specified in the Certificate of Merger to be issued by the State Corporation Commission of the Commonwealth of Virginia (the “Effective Time”).

4. Effect of the FBR Asset Merger. The FBR Asset Merger shall have the effect set forth in the VSCA.

5. Articles of Incorporation and By-Laws. The Articles of Incorporation and By-Laws of Forest, in each case as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and By-Laws of the surviving corporation of the FBR Asset Merger.

6. Directors and Officers. Immediately after the Effective Time and the effective time of the subsequent merger of FBR Group with and into Forest (“FBR Group Merger”) the directors of Forest shall be those Persons listed on Schedule I hereto, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be. The officers of FBR Group immediately prior to the effective time of the FBR Group Merger shall be the initial officers of the Surviving Corporation following both the FBR Asset Merger and the FBR Group Merger, each to hold office until the earlier of such person’s resignation or removal or until a successor is duly elected and qualified, as the case may be.

7. Conversion of Shares, Cancellation of Shares.

(a) At the Effective Time, each FBR Asset Share issued and outstanding immediately prior to the Effective Time (other than FBR Asset Shares held directly by FBR Group or FBR Asset at the Effective Time (and not through a subsidiary), which FBR Asset Shares, by virtue of the FBR Asset Merger and without any action on the part of the holder thereof, shall be cancelled and retired and shall cease to exist with no payment being made with respect thereto) shall be converted into the right to receive 3.65 shares of Class A Common Stock, par value $0.01 per share, of Forest (“Forest Class A Common Shares”) and cash in lieu of fractional shares (the “FBR Asset Merger Consideration”).

(b) At the Effective Time, the holders of such certificates previously evidencing the FBR Asset Shares outstanding immediately prior to the Effective Time (collectively, the “Certificates”) shall cease to have any rights with respect to such FBR Asset Shares, other than the right to receive the FBR Asset Merger Consideration, for each such FBR Asset Share, or as otherwise provided herein or by law (including the right to receive dividends permitted hereby). Such FBR Asset Shares shall, by virtue of the FBR Asset Merger and without any action on the part of Forest, FBR Asset or the holder thereof, be cancelled, retired and cease to exist, and no payment shall be made with respect thereto except as provided for herein.

(c) At the Effective Time, the shares of common stock of Forest issued and outstanding immediately prior to the Effective Time shall be cancelled.

8. Exchange Procedures.

(a) Pursuant to Section 1.8(a) of the Merger Agreement, prior to the Effective Time, Forest shall appoint American Stock Transfer & Trust Company, or another bank or trust company reasonably acceptable to FBR Asset to act as exchange agent (the “Exchange Agent”) for the exchange of the FBR Asset Merger Consideration for the issued and outstanding FBR Asset Shares.

(b) Pursuant to Section 1.8(b) of the Merger Agreement, Forest shall provide to the Exchange Agent on or before the Effective Time, for the benefit of the holders of FBR Asset Shares, a sufficient number of Forest Class A Common Shares issuable in exchange for the issued and outstanding FBR Asset Shares pursuant to Sections 1.7 and 1.8(e) of the Merger Agreement.

(c) Pursuant to Section 1.8(c) of the Merger Agreement, as soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of outstanding FBR Asset Shares that were converted into the right to receive the FBR Asset Merger Consideration, pursuant to Section 1.7 of the Merger Agreement a letter of notification (which shall be in a form and have such other provisions as FBR Asset may reasonably require) describing the FBR Asset Merger Consideration issued to each such holder as a consequence of the FBR Asset Merger and describing the procedures for surrendering their Certificates in exchange for new certificates representing the FBR Asset Merger Consideration.

(d) Pursuant to Section 1.8(d) of the Merger Agreement, all FBR Asset Merger Consideration issued upon exchange of FBR Asset Shares in accordance with the terms of Article I of the Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such FBR Asset Shares subject, however, to the obligations of FBR Asset to pay, without interest and not more than 60 days following the Effective Time, any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by FBR Asset on such shares in accordance with the terms of the Merger Agreement or prior to the date of the Merger Agreement and which remain unpaid at the Effective Time and have not been paid prior to such exchange, and there shall be no further registration of transfers on the stock transfer books of FBR Asset of the FBR Asset Shares that were outstanding immediately prior to the Effective Time.

(e) Pursuant to Section 1.8(e) of the Merger Agreement, no fractional Forest Class A Common Shares shall be issued or delivered in the FBR Asset Merger. In lieu of any such fractional shares, each holder of FBR Asset Shares who would otherwise have been entitled to a fraction of a Forest Class A Common Share upon the effectiveness of the FBR Asset Merger and the surrender of Certificates for exchange pursuant to this Section 8 will be paid an amount in cash (without interest) equal to such holder’s proportionate interest in the proceeds from the sale or sales in the open market by the Exchange Agent, on behalf of all such holders, of the aggregate fractional Forest Class A Common Shares of which, but for this Section 8(e), would be issuable in the FBR Asset Merger. As soon as practicable following the Effective Time, the Exchange Agent shall determine the excess of (i) the number of full Forest Class A Common Shares delivered to the Exchange Agent by Forest, as described in Section 8(b) hereto, over (ii) the aggregate number of full Forest Class A Common Shares to be distributed to holders or former holders of FBR Asset Shares hereunder (such excess being herein called the “Excess Shares”). The Exchange Agent, as agent for the former holders of FBR Asset Shares, shall sell the Excess Shares at the prevailing prices on the New York Stock Exchange (the “NYSE”). The sales of the Excess Shares by the Exchange Agent shall be executed on the NYSE through one or more member firms of the NYSE and shall be executed in round lots to the extent practicable. All commissions, transfer taxes and other out-of-pocket transaction costs, if any, including the expenses and compensation, if any, of the Exchange Agent, incurred in connection with such sale of Excess Shares paid by the Surviving Corporation. Until the proceeds of such sale have been distributed to the holders and former holders of FBR Asset Shares, the Exchange Agent will hold such proceeds in trust for such holders and former holders (the “Fractional Fund”). As soon as practicable after the determination of the amount of cash to be paid to former holders of FBR Asset Shares in lieu of any fractional interests, the Exchange Agent shall make available in accordance with this Agreement such amounts to such holders and former holders.

(f) Pursuant to Section 1.8(f) of the Merger Agreement, in the event that any Certificate shall have been lost, stolen or destroyed, the Exchange Agent shall pay or issue (as applicable) in exchange therefor, upon the making of an affidavit of that fact and, if the Surviving Corporation so requires, the delivery of a reasonably suitable bond or indemnity by the holder thereof, such FBR Asset Merger Consideration as may be required pursuant to the Merger Agreement.

(g) Pursuant to Section 1.8(g) of the Merger Agreement, none of Forest, FBR Asset or the Exchange Agent shall be liable to any person in respect of any FBR Asset Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the FBR Asset Merger Consideration delivered to the Exchange Agent pursuant to the Merger Agreement that remains unclaimed for six months after the Effective Time shall be redelivered by the Exchange Agent to the Surviving Corporation, upon demand, and any holders of FBR Asset Shares which have not been exchanged as contemplated by Section 1.7(f) of the Merger Agreement and shall thereafter look only to the Surviving Corporation for delivery of the FBR Asset Merger Consideration subject to applicable abandoned property, escheat and other similar laws.

(h) Pursuant to Section 1.8(h) of the Merger Agreement, the Exchange Agent or the Surviving Corporation shall be entitled to deduct and withhold from the FBR Asset Merger Consideration otherwise payable pursuant to Section 1.8(e) of the Merger Agreement to any holder of FBR Asset Shares such amounts as the Exchange Agent or Forest is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Exchange Agent or the Surviving Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of FBR Asset Shares in respect of which such deduction and withholding was made by the Exchange Agent or the Surviving Corporation.

9. Stock Option and Other Plans.

(a) Pursuant to Section 1.9(a) of the Merger Agreement, at the Effective Time, each option granted by FBR Asset to purchase FBR Asset Shares which is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire FBR Asset Shares and shall be converted automatically into an option to purchase Forest Class A Common Shares in an amount and at an exercise price determined as provided below (and shall otherwise remain subject to the terms of the FBR Asset stock option plan pursuant to which such option has been issued and the agreement evidencing such grant thereunder):

(i) The number of Forest Class A Common Shares to be subject to the new option shall be equal to the product of the number of FBR Asset Shares subject to the original option and 3.65; provided, however, that any fractional Forest Class A Common Shares resulting from such multiplication shall be rounded to the nearest whole share; and

(ii) The exercise price per Forest Class A Common Share under the new option shall be equal to the exercise price per FBR Asset Share under the original option divided by 3.65; provided, however, that such exercise price shall be rounded down to the nearest whole cent.

The adjustment provided herein with respect to any options which are “incentive stock options” (as defined in Section 422 of the Internal Revenue Code) shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Internal Revenue Code.

10. No Right to Dissent. Pursuant to Section 13.1-730.C of the Virginia Code, holders of FBR Asset Common Stock shall have no right to dissent from the Merger.

11. Termination. Prior to the Effective Time, this Plan of Merger shall terminate and be abandoned upon a termination of the Agreement, notwithstanding approval of this Plan of Merger by the shareholders of FBR Asset and Forest.

12. Amendment. At any time before the Effective Time, this Plan of Merger may be amended, provided that: (i) any such amendment is approved by the Boards of Directors of FBR Asset and Forest and, in the case of FBR Asset, a special committee comprised of all of the members of the Board of Directors of FBR Asset who are not directors, officers, employees or affiliates of FBR Group; and (ii) no such amendment made subsequent to the submission of this Plan of Merger to the shareholders of FBR Asset and Forest shall have any of the effects specified in Section 13.1-718.I of the Virginia Code without the approval of the shareholders affected thereby.

Schedule I

Directors

Daniel J. Altobello

Eric F. Billings

Emanuel J. Friedman

Peter A. Gallagher

Stephen D. Harlan

Russell C. Lindner

W. Russell Ramsey

Wallace L. Timmeny

John T. Wall

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

March 28, 2003

The State Corporation Commission finds the accompanying articles submitted on behalf of

Forest Merger Corporation

to comply with the requirements of law. Therefore, it is ORDERED that this

CERTIFICATE OF MERGER

be issued and admitted to record with the articles in the office of the Clerk of the Commission. Each of the following:

FBR Asset Investment Corporation

is merged into Forest Merger Corporation, which continues to exist under the laws of VIRGINIA with the name Forest Merger Corporation. The existence of each non-surviving entity ceases, according to the plan of merger.

The certificate is effective on March 31, 2003 at 12:01 a.m.

STATE CORPORATION COMMISSION

By	/s/ T.V. Morrison, Jr.

Commissioner

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

ARTICLES OF INCORPORATION

OF

FOREST MERGER CORPORATION

1.	The name of the corporation is FOREST MERGER CORPORATION (the “Company”).

2.	The text of the Amended and Restated Articles of Incorporation of the Company is set forth as Exhibit A hereto (the “Restated Articles”).

3.	The Restated Articles were approved by the written consent of the sole shareholder of the Company on March 28, 2003.

4.	The Restated Articles were approved by the unanimous written consent of the Company’s Board of Directors on March 28, 2003.

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment and Restatement to be signed by William Ginivan, its Secretary, as of the 28th day of March, 2003.

FOREST MERGER CORPORATION, a Virginia corporation

By:	/s/ William Ginivan
Name:	William Ginivan
Title:	Secretary

Exhibit A

A - 1

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

Article I

NAME

1.1 Name. The name of the Corporation is Forest Merger Corporation (the “Corporation”).

1.2 Registered Agent and Registered Office. The address of the initial registered office of the Corporation, which is located in the City of Richmond, Virginia, is 951 East Byrd Street, Richmond, Virginia 23219. The initial registered agent of the Corporation is Daniel M. LeBey, whose business office is identical with the initial registered office and who is a resident of Virginia and a member of the Virginia State Bar.

Article II

PURPOSE

2.1 Purpose. The purpose for which the Corporation is organized is to transact any lawful business not required to be specifically stated in the Articles of Incorporation.

Article III

AUTHORIZED STOCK

3.1 Number and Designation. The Corporation shall have authority to issue 575 million shares of capital stock, of which 450 million shall be shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”), 100 million shall be shares of Class B common stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, “Common Stock”), and 25 million shall be shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to, or to subscribe for or purchase: (i) any shares of any class of the Corporation, whether now or hereafter authorized, including without limitation shares issued for cash, property or services or as a dividend or otherwise; (ii) any warrants, rights or options to purchase any such shares; or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

Article IV

PREFERRED STOCK

4.1 Issuance in Series. The Board of Directors is authorized to issue Preferred Stock from time to time in one or more series and to provide for the designation, preferences, limitations and relative rights of the shares of each series by the adoption of Articles of Amendment to the Articles of Incorporation of the Corporation setting forth:

(a) The maximum number of shares in the series and the designation of the series, which designation shall distinguish the shares thereof from the shares of any other series or class;

(b) Whether shares of the series shall have special, conditional or limited voting rights, or no right to vote except to the extent required by law;

(c) Whether shares of the series are redeemable or convertible (x) at the option of the Corporation, a shareholder or another person or upon the occurrence of a designated event, (y) for cash, indebtedness, securities or other property, and (z) in a designated amount or in an amount determined in accordance with a designated formula or by reference to extrinsic data or events;

(d) Any right of holders of shares of the series to distributions, calculated in any manner, including the rate or rates of dividends, and whether dividends shall be cumulative, noncumulative or partially cumulative;

(e) The amount payable upon the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(f) Any preference of the shares of the series over the shares of any other series or class with respect to distributions, including dividends, and with respect to distributions upon the liquidation, dissolution or winding up of the affairs of the Corporation; and

(g) Any other preferences, limitations or specified rights (including a right that no transaction of a specified nature shall be consummated while any shares of such series remain outstanding except upon the assent of all or a specified portion of such shares) now or hereafter permitted by the laws of the Commonwealth of Virginia and not inconsistent with the provisions of this Section 4.1.

4.2 Articles of Amendment For Issuance. Before the issuance of any shares of a series, Articles of Amendment establishing such series shall be filed with and made effective by the State Corporation Commission of Virginia, as required by law.

Article V

COMMON STOCK

5.1 Respective Rights and Privileges. Except as otherwise provided in this Article V or as otherwise required by applicable law, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges and shall rank equally, share ratably, and be identical in all respects as to all matters. The holders of Class A Common Stock and the holders of Class B Common Stock shall have the respective rights and preferences set forth in this Article V.

5.2 Voting Rights.

(a) Except as otherwise required by law: (i) the holders of Class A Common Stock will be entitled to one vote per share on all matters to be voted on by the Corporation’s

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shareholders; (ii) the holders of Class B Common Stock will be entitled to three votes per share on all matters to be voted on by the Corporation’s shareholders; and (iii) the holders of Class A Common Stock and Class B Common Stock shall vote together as a single voting group.

(b) The holders of the outstanding Common Stock shall, to the exclusion of the holders of any other class of shares of the Corporation, have the sole power to vote for the election of directors and for all other purposes without limitation except (i) as otherwise provided in the Articles of Amendment establishing any series of Preferred Stock or (ii) as required by law.

5.3 Dividends. The Board of Directors may from time to time authorize and declare to shareholders such dividends or distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to declare and pay such dividends and distributions as shall be necessary for the Corporation to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) for so long as the Corporation continues to elect REIT status under the Code; however, shareholders shall have no right to any dividend or distribution unless and until authorized and declared by the Board. Subject to the provisions of law and the rights of holders of shares of Preferred Stock at the time outstanding, when and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock will be entitled to share equally, share for share, in such dividends; provided that if dividends are declared which are payable in shares of Class A Common Stock or Class B Common Stock, dividends will be declared which are payable at the same rate per share on each such class of shares and the dividends payable in shares of Class A Common Stock will be payable to holders of Class A Common Stock and the dividends payable in shares of Class B Common Stock will be payable to holders of Class B Common Stock.

5.4 Liquidation. Subject to the rights of holders of shares of Preferred Stock at the time outstanding, the holders of the Class A Common Stock and Class B Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of the Common Stock in any liquidation, dissolution or winding up of the Corporation, as though all shares of Common Stock were of a single class.

5.5 Limitation on Stock Splits, Combinations or Reclassifications.

(a) The Corporation shall not: (i) subdivide its outstanding Class A Common Stock by stock dividend or otherwise; or (ii) combine its outstanding Class A Common Stock into a smaller number of shares; or (iii) reclassify its outstanding Class A Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Class B Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Class A Common Stock.

(b) The Corporation shall not: (i) subdivide its outstanding Class B Common Stock by stock dividend or otherwise; or (ii) combine its outstanding Class B Common Stock

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into a smaller number of shares; or (iii) reclassify its outstanding Class B Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Class A Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Class B Common Stock.

5.6 Conversion of Shares of Class B Common Stock Into Shares of Class A Common Stock.

(a) For the purposes of this Section 5.6 of this Article V, the following definitions shall apply:

(i) “Employee” means a person employed by the Corporation or by a corporation, partnership, limited liability company, trust or other person or entity that is controlled, directly or indirectly, by the Corporation;

(ii) “Transfer” means any sale, transfer, gift, assignment, devise or other disposition, whether directly or indirectly, voluntarily or involuntarily or by operation of law or otherwise; and

(iii) “Uncertificated Shares” means shares without certificates within the meaning of Section 13.1-648 of the Virginia Stock Corporation Act, as it may be amended from time to time, or any subsequent statute replacing this statute.

(b) At the option of the Corporation: (1) outstanding shares of Class B Common Stock which are the subject of a Transfer shall be convertible into a number of shares of Class A Common Stock equal to the number of shares of outstanding Class B Common Stock subject to the Transfer; and (2) in the event that an Employee ceases to be an Employee for any reason whatsoever, the outstanding shares of Class B Common Stock held by such Employee shall be convertible into a number of shares of Class A Common Stock equal to the number of shares of outstanding Class B Common Stock held by such Employee. For purposes of this Article V, the conversion of shares of Class B Common Stock as a result of a Transfer and the conversion of shares of Class B Common Stock as a result of cessation of an Employee’s status as an Employee shall both be referred to as a “Conversion Event.”

(i) Each Conversion Event shall be effective immediately upon transmission or delivery of a written notice of conversion by the Corporation to the record holder of such shares (the “Effective Time”) at such holder’s address as it appears in the records of the Corporation.

(ii) Each conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to this Section 5.6(b) of this Article V shall be deemed to be effective upon the Effective Time and at the Effective Time the rights of the holder of the converted Class B Common Stock as such holder shall cease and the holder of the converted Class B Common Stock shall be deemed to have become the holder of record of the shares of Class A Common Stock into which such shares of Class B Common Stock have been converted as a result of the applicable Conversion Event.

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(iii) The Board of Directors of the Corporation shall have the power to determine whether a Conversion Event has taken place with respect to any situation based upon the facts known to it. Each shareholder shall provide such information that the Corporation may reasonably request in order to ascertain facts or circumstances relating to a Transfer or proposed Transfer or a Conversion Event or proposed Conversion Event.

(c) The holder of shares of Class B Common Stock converted pursuant to this Article V shall promptly surrender the certificate or certificates representing the shares so converted at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Class B Common Stock) at any time during its usual business hours, and if such shares of Class B Common Stock are Uncertificated Shares, shall promptly notify the Corporation in writing of such transfer at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Class B Common Stock).

(d) In no event shall the Corporation be liable to any such holder or any third party arising from any such conversion.

(e) The shares of Class A Common Stock resulting from a conversion of duly authorized, validly issued, fully paid and nonassessable shares of Class B Common Stock into shares of Class A Common Stock pursuant to this Section 5.6 of this Article V shall be duly authorized, validly issued, fully paid and nonassessable. Any share of Class B Common Stock which is converted into a share of Class A Common Stock pursuant to this Section 5.6 of this Article V shall become an authorized but unissued share of Class B Common Stock.

(f) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of issue upon conversion of Class B Common Stock, such number of shares of Class A Common Stock as shall then be issuable upon the conversion of all outstanding shares of Class B Common Stock.

(g) The issuance of certificates evidencing (or in the case of Uncertificated Shares, the provision of applicable written statements or other documents with respect to) shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge to the holders of such shares for any issue tax in respect thereof or other cost incurred by the Corporation in connection with such conversion; provided, however, the Corporation shall not be required to pay any tax that may be payable in respect of any Transfer involved in the issuance and delivery of any certificate in (or in the case of Uncertificated Shares, the provision of applicable written statements or other documents with respect to) a name other than that of the holder of the Class B Common Stock converted.

Article VI

BOARD OF DIRECTORS

6.1 Number. The number of directors shall be fixed by the Bylaws or, in the absence of a Bylaw fixing the number, the number shall be nine.

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6.2 Removal. The outstanding shares of the Corporation entitled to vote generally in the election of directors are referred to as the “Voting Stock”. Except for directors elected by the holders of outstanding shares of Preferred Stock as a separate voting group, any director may be removed from office with or without cause by the affirmative vote of the holders of at least two-thirds ( 2/3) of the voting power of all Voting Stock then outstanding, voting together as a single voting group.

Article VII

LIMIT ON LIABILITY AND INDEMNIFICATION

7.1 Definitions. For purposes of this Article VII the following definitions shall apply:

(a) “applicant” means the person seeking indemnification pursuant to this Article VI;

(b) “Corporation” for purposes of this Article VII, means this corporation and any predecessor entity;

(c) “expenses” includes counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification;

(d) “liability” means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding;

(e) “party” includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(f) “proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

7.2 Limit on Liability. In any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, no director or officer of the Corporation shall be liable to the Corporation or its shareholders for monetary damages with respect to any transaction, occurrence, or course of conduct, whether prior or subsequent to the effective date of this Article VII, except for liability resulting from such person’s having engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

7.3 Indemnification. The Corporation shall indemnify (i) any person who was or is a party to any proceeding, including a proceeding brought by a shareholder in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, by reason of the fact that he is or was a director or officer of the Corporation, or (ii) any director or officer who is or was serving at the request of the Corporation as a director, trustee, partner, member or officer of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan, or other enterprise, against any liability incurred by him in connection with such

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proceeding if his conduct in question was in the best interests of the Corporation and he was acting on behalf of the Corporation or performing services for the Corporation unless he engaged in willful misconduct or a knowing violation of the criminal law. A person is considered to be serving an employee benefit plan at the Corporation’s request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. The Board of Directors is hereby empowered, by a majority vote of a quorum of disinterested directors, to enter into a contract to indemnify any director or officer in respect of any proceedings arising from any act or omission, whether occurring before or after the execution of such contract.

7.4 Application; Amendment. The provisions of this Article VII shall be applicable to all proceedings commenced after the adoption hereof by the Corporation, arising from any act or omission, whether occurring before or after such adoption. No amendment or repeal of this Article VII shall have any effect on the rights provided under this Article with respect to any act or omission occurring prior to such amendment or repeal. The Corporation shall promptly take all such actions, and make all such determinations, as shall be necessary or appropriate to comply with its obligation to make any indemnity under this Article VII and shall promptly pay or reimburse all reasonable expenses, including attorneys’ fees, incurred by any such indemnified person in connection with such actions and determinations or proceedings of any kind arising therefrom.

7.5 No Presumption. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the applicant did not meet the standard of conduct described in Section 7.2 or 7.3 of this Article VII.

7.6 Indemnification Determination. Any indemnification under 7.3 of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the applicant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 7.3.

The determination shall be made:

(a) By the Board of Directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding;

(b) If a quorum cannot be obtained under subsection (a) of this Section 7.6, by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

(c) By special legal counsel:

(i) Selected by the Board of Directors or its committee in the manner prescribed in subsection (a) or (b) of this Section 7.6; or

(ii) If a quorum of the Board of Directors cannot be obtained under subsection (a) of this Section 7.6 and a committee cannot be designated under subsection (b) of this Section 7.6, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

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(d) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

Any evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is appropriate, except that if the determination is made by special legal counsel, such evaluation as to reasonableness of expenses shall be made by those entitled under subsection (c) of this Section 7.6 to select counsel.

Notwithstanding the foregoing, in the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to this Article VII shall be made by special legal counsel agreed upon by the Board of Directors and the applicant. If the Board of Directors and the applicant are unable to agree upon such special legal counsel, the Board of Directors and the applicant each shall select a nominee, and the nominees shall select such special legal counsel.

7.7 Expense Reimbursement.

(a) The Corporation shall pay for or reimburse the reasonable expenses incurred by any applicant who is a party to a proceeding in advance of final disposition of the proceeding or the making of any determination under Section 7.6 of this Article VII if the applicant furnishes the Corporation:

(i) a written statement of his good faith belief that he has met the standard of conduct described in Section 7.3 of this Article VII; and

(ii) a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet such standard of conduct; provided, however, that this Section 7.7 shall apply only if the action was initiated by a third party who is not a shareholder of the Company or if the action was initiated by a shareholder and such advance is approved by a court of competent jurisdiction.

(b) The undertaking required by paragraph (ii) of subsection (a) of this Section 7.7 shall be an unlimited general obligation of the applicant but need not be secured and may be accepted without reference to financial ability to make repayment.

(c) Authorizations of payments under this Section 7.7 shall be made by the persons specified in Section 7.6 of this Article VII.

7.8 Indemnification of Others. The Board of Directors is hereby empowered, by majority vote of a quorum consisting of disinterested directors, to cause the Corporation to indemnify or contract to indemnify any person not specified in Section 7.2 or 7.3 of this Article VII who was, is or may become a party to any proceeding, by reason of the fact that he is or was

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an employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section 7.3 of this Article VII. The provisions of Sections 7.4 through 7.7 of this Article VII shall be applicable to any indemnification provided pursuant to this Section 7.8.

7.9 Insurance. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article VII and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by him in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article VII.

7.10 Miscellaneous. Every reference herein to directors, officers, employees or agents shall include former directors, officers, employees and agents and their respective heirs, executors and administrators. The indemnification hereby provided and provided hereafter pursuant to the power hereby conferred by this Article VII on the Board of Directors shall not be exclusive of any other rights to which any person may be entitled, including any right under policies of insurance that may be purchased and maintained by the Corporation or others, with respect to claims, issues or matters in relation to which the Corporation would not have the power to indemnify such person under the provisions of this Article VII. Such rights shall not prevent or restrict the power of the Corporation to make or provide for any further indemnity, or provisions for determining entitlement to indemnity, pursuant to one or more indemnification agreements, bylaws, or other arrangements (including, without limitation, creation of trust funds or security interests funded by letters of credit or other means) approved by the Board of Directors (whether or not any of the directors of the Corporation shall be a party to or beneficiary of any such agreements, bylaws, or arrangements); provided, however, that any provision of such agreements, bylaws, or other arrangements shall not be effective if and to the extent that it is determined to be contrary to this Article VII or applicable laws of the Commonwealth of Virginia.

7.11 Severability. Each provision of this Article VII shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

Article VIII

CERTAIN VOTING MATTERS

8.1 Certain Voting Matters.

(a) As to each voting group entitled to vote on an amendment or restatement of these Articles of Incorporation the vote required for approval shall be: (i) the vote required by the terms of these Articles of Incorporation, as amended or as restated from time to time, if such terms specifically require the approval of more than a majority of the votes entitled to be cast thereon by such voting group; or (ii) if clause (i) of this Section 8.1(a) of this Article VIII is not applicable, a majority of the votes entitled to be cast thereon.

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(b) As to any plan of merger or share exchange to which the Corporation is a party, or any sale, lease, exchange or other disposition of all or substantially all of the assets or property of the Corporation other than in the usual and regular course of business, for which the Virginia Stock Corporation Act requires an affirmative vote of more than two-thirds of the votes cast by each voting group of shareholders entitled to vote thereon, but which requirement may be reduced to a lesser percentage under the Virginia Stock Corporation Act if the lesser percentage is specified in the Articles of Incorporation of the Corporation, the affirmative vote of a majority of the votes cast by outstanding shares of each voting group entitled to vote on the plan or transaction at a meeting at which a quorum of the voting group exists shall be required, in lieu of such two thirds requirement, but in addition to any other vote otherwise required by this Article VIII or under the Virginia Stock Corporation Act.

(c) Except for amendments contained in Articles of Amendment adopted by the Board of Directors pursuant to Article IV of these Articles of Incorporation establishing any series of Preferred Stock, the affirmative vote of the holders of at least 80% of the voting power of all Voting Stock then outstanding, voting together as a single voting group, shall be required to amend these Articles of Incorporation to include provisions that: (i) would require the Corporation to hold, or set forth procedures applicable to the holding of, a special meeting of shareholders at the call, demand or request of any Person, including, without limitation, any shareholder or shareholders of the Corporation; or (ii) would govern the nomination of persons for election to the Board of Directors or the proposal of business to be considered by the shareholders at an annual or special meeting of shareholders.

(d) The affirmative vote of the holders of at least 80% of the voting power of Voting Stock then outstanding, voting as a single voting group, shall be required for the shareholders of the Corporation to adopt, alter or repeal any Bylaw of the Corporation: (i) that requires or would require the Corporation to hold, or sets forth procedures applicable to the holding of, a special meeting of shareholders at the call, demand or request of any Person, including, without limitation, any shareholder or shareholders of the Corporation; or (ii) that governs or would govern the nomination of persons for election to the Board of Directors or the proposal of business to be considered by the shareholders at an annual or special meeting of shareholders. The provisions of Section 8.1(c) of this Article VIII and the foregoing provisions of this Section 8.1(d) of this Article VIII: (i) are not intended to and shall not be deemed to constitute a reservation to the shareholders of the Corporation of the power to adopt, amend or repeal any Bylaw of the Corporation including, without limitation, any Bylaw dealing with the subject matter contained in clauses (i) and (ii) of Section 8.1(c) of this Article VIII or the foregoing provisions of this Section 8.1(d) of this Article VIII; and (ii) shall not limit the power or ability of the Board of Directors of the Corporation to adopt, alter or repeal any Bylaw of the Corporation including, without limitation, any Bylaw of the Corporation dealing with the subject matter contained in clauses (i) and (ii) of Section 8.1(c) of this Article VIII or the foregoing provisions of this Section 8.1(d) of this Article VIII.

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(e) The affirmative vote of the holders of at least 80% of the voting power of all Voting Stock then outstanding, voting together as a single voting group shall be required to alter, amend, adopt any provision inconsistent with, or repeal this Article VIII.

(f) For purposes of this Article VIII, “Person” means an individual, firm, partnership, estate, domestic corporation, foreign corporation, trust, charity, private foundation, association, joint venture, unincorporated association, government or any department, agency or subdivision thereof, or other entity.

Article IX

REIT ELECTION; STATUS

9.1 Definitions. For purposes of this Article IX the following definitions shall apply:

(a) “Beneficial Ownership” shall mean ownership of shares of Equity Stock by a Person who would be treated as an owner of such shares of Equity Stock either directly, or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” and “Beneficially Owned” shall have correlative meanings.

(b) “Beneficiary” shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 9.10 of this Article IX. No Beneficiary shall be the beneficiary of more than one Trust at any time.

(c) “Board of Directors” shall mean the Board of Directors of the Corporation.

(d) “Closing Price” shall mean on any date:

(i) the last sale price for the stock, as reported on the American Stock Exchange, New York Stock Exchange, NASDAQ, or other principal national securities exchange on which the stock is listed; or

(ii) if no sale takes place on the day, the average of the closing bid and asked prices for the stock, as reported on the American Stock Exchange, New York Stock Exchange, NASDAQ, or other principal national securities exchange on which the stock is listed; or

(iii) if the stock is not listed on any exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in our stock selected by our Board of Directors; or

(iv) in the event that no trading price is available for the stock, the fair market value of the stock, as determined in good faith by our Board of Directors.

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(e) “Constructive Ownership” shall mean ownership of shares of Equity Stock by a Person who would be treated as an owner of such shares of Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” and “Constructively Owned” shall have correlative meanings.

(f) “Disqualified Organization” shall mean (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, and any agency or instrumentality of the foregoing, (ii) any tax-exempt organization (other than a farmers’ cooperative described in Section 521 of the Code) that is exempt both from income taxation and from taxation under the unrelated business taxable income provisions of the Code, and (iii) any rural electrical or telephone cooperative.

(g) “Equity Stock” shall mean Preferred Stock and Common Stock of the Corporation. The term “Equity Stock” shall include all shares of Preferred Stock and Common Stock of the Corporation that are held as Shares-in-Trust in accordance with the provisions of Section 9.10 of this Article IX.

(h) “Market Price” shall mean, on any date the average of the Closing Price of New FBR’s stock for the five previous consecutive trading days ending on such a date.

(i) “Mergers” shall mean the merger of FBR Asset Investment Corporation (“FBR Asset”) into the Corporation and the merger of Friedman, Billings, Ramsey Group, Inc. (“FBR Group”) into the Corporation, in each case pursuant to the Agreement and Plan of Merger dated as of November 14, 2002, by and among FBR Asset, FBR Group and the Corporation.

(j) “Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, including, but not limited to, the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock.

(k) “Ownership Limit” shall mean (a) 9.9% of the number of outstanding shares of Common Stock and (b) 9.9% of the number of outstanding shares of any class or series of Preferred Stock.

(l) “Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 9.10(e) of this Article IX.

(m) “Person” shall mean an individual, corporation, partnership, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a “group” as that term is used for purposes of Section 12(d)(3) of the Securities Exchange Act of 1934, as amended; provided that Emanuel J. Friedman and Eric F. Billings shall in no event be deemed to constitute a “group.”

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(n) “Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section 9.4 of this Article IX, would own record title to shares of Equity Stock.

(o) “Restriction Termination Date” shall mean the first day after the date of the Mergers on which either (i) the Corporation’s election to be taxed as a REIT is revoked pursuant to Section 9.2 of this Article IX or (ii) the restrictions contained in Section 9.3 of this Article IX are removed pursuant to Section 9.9 of this Article IX.

(p) “Shares-in-Trust” shall mean any shares of Equity Stock designated Shares-in-Trust pursuant to Section 9.4 of this Article IX.

(q) “Transfer” (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. “Transfer” (as a verb) shall have the correlative meaning.

(r) “Trust” shall mean any separate trust created pursuant to Section 9.4 of this Article IX and administered in accordance with the terms of 9.10 of this Article IX, for the exclusive benefit of any Beneficiary. A separate trust shall be created for each transfer pursuant to Section 9.4 of this Article IX.

(s) “Trustee” shall mean any Person or entity unaffiliated with both the Corporation and any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

9.2 REIT Election. The Corporation shall seek to elect and maintain status as a real estate investment trust (“REIT”) under the Code. It shall be the duty of the Board of Directors to ensure that the Corporation satisfies the requirements for qualification as a REIT under the Code, including, but not limited to, the ownership of its outstanding stock, the nature of its assets, the sources of its income, and the amount and timing of its distributions to its shareholders. The Board of Directors may revoke the Corporation’s election to be taxed as a REIT upon the affirmative vote of 80% of the members of the Board of Directors. In the absence of such 80% vote, the Board of Directors shall take no action to disqualify the Corporation as a REIT or to otherwise revoke the Corporation’s election to be taxed as a REIT without the affirmative vote of two-thirds ( 2/3) of the voting power of shares of Common Stock entitled to vote on such matter at a special meeting of the shareholders.

9.3 Restrictions on Transfer.

(a) Except as provided in Section 9.8 of this Article IX, from the date of the Mergers and prior to the Restriction Termination Date, (i) no Person may Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Ownership Limit and (ii) any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

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(b) Except as provided in Section 9.8 of this Article IX, from the date of the Mergers and prior to the Restriction Termination Date, any Transfer that, if effective, would result in shares of Equity Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of shares which would be otherwise Beneficially Owned (determined without reference to any rules of attribution) by the transferee, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(c) Except as provided in Section 9.8 of this Article IX, from the date of the Mergers and prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(d) Except as provided in Section 9.8 of this Article IX, from the date of the Mergers and prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(e) Except as provided in Section 9.8 of this Article IX, from the date of the Mergers and prior to the Restriction Termination Date, any Transfer that, if effective, would result in shares of Equity Stock being Beneficially Owned by a Disqualified Organization shall be void ab initio as to the Transfer of that number of shares of Equity Stock which otherwise would be Beneficially Owned by the Disqualified Organization, and the intended transferee shall acquire no rights in such shares of Equity Stock.

9.4 Transfer to Trust.

(a) If, notwithstanding the other provisions contained in Sections 9.1, 9.3, 9.4, 9.6, 9.7, 9.8, and 9.9 of this Article IX, at any time after the Mergers and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, then, (i) except as otherwise provided in Section 9.8 or 9.9 of this Article IX, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, (ii) such number of shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust

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and, in accordance with the provisions of Section 9.10 of this Article IX, transferred automatically and by operation of law to a Trust to be held in accordance with Section 9.10 of this Article IX, and (iii) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be.

(b) If, notwithstanding the other provisions contained in Sections 9.1, 9.3, 9.4, 9.6, 9.7, 9.8, and 9.9 of this Article IX, at any time after the Mergers and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (ii) result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, (iii) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, or (iv) result in shares of Equity Stock being Beneficially Owned by a Disqualified Organization, then (x) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (B) result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, (C) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, or (D) result in shares of Equity Stock being Beneficially Owned by a Disqualified Organization, (y) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 9.10 of this Article IX hereof, transferred automatically and by operation of law to a Trust to be held in accordance with that Section 9.10, and (z) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be.

9.5 Remedies for Breach. If the Corporation, or its designees, shall at any time determine in good faith that a purported Transfer has taken place in violation of Section 9.3 of this Article IX or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section 9.3 of this Article IX, the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such purported Transfer or acquisition, including, but not limited to, refusing to give effect to such purported Transfer on the books of the Corporation or instituting proceedings to enjoin such purported Transfer or acquisition.

9.6 Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 9.3 of this Article IX, or any Person who owned

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shares of Equity Stock that were transferred to the Trust pursuant to the provisions of Section 9.4 of this Article IX, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such purported Transfer or Non-Transfer Event, as the case may be, on the Corporation’s status as a REIT.

9.7 Owners Required to Provide Information. From the date of the Mergers and prior to the Restriction Termination Date:

(a) Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding shares of any class or series of capital stock of the Corporation shall, within 30 days after January 1 of each year, provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of each class or series of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit and the restrictions set forth in Section 9.3 of this Article.

(b) Each Person who is a Beneficial Owner or Constructive Owner of shares of Equity Stock and each Person (including the stockholder of record) who is holding shares of Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation a written statement or affidavit stating such information as the Corporation may request in order to determine the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit and the other restrictions set forth in Section 9.3 of this Article.

9.8 Exception. The Ownership Limit shall not apply to the acquisition of shares of Equity Stock by an underwriter or placement agent that participates in a public or private offering of such shares for a period of 90 days following the purchase by such underwriter or placement agent of such shares provided that the restrictions contained in Sections 9.3(a), (b), (c), and (d) of this Article IX will not be violated following the distribution by such underwriter or placement agent of such shares. In addition, the Board of Directors, upon receipt of (i) a ruling from the Internal Revenue Service or an opinion of counsel to the effect that the Corporation will not lose its status as a REIT or (ii) such representations and undertakings as the Board of Directors may deem appropriate in order to conclude that granting an exemption will not cause the Corporation to lose its status as a REIT, may, in its sole discretion, exempt a Person from one or more of the restrictions contained in Sections 9.3(a), (b), (c), and (d) of this Article IX, which exemption may, in the sole discretion of the Board of Directors, be subject to such limitations and conditions as the Board of Directors, in its sole discretion, may deem necessary or appropriate.

The Board of Directors may exempt a Disqualified Organization from the restriction contained in Section 9.3(e) of this Article IX if either (i) the Disqualified Organization agrees to reimburse the Corporation for any tax it incurs as a result of having such Disqualified Organization as a shareholder and to make the Corporation whole for any tax imposed on the

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reimbursement payment, (ii) each of the following requirements is met: (A) the record holder of the shares of Equity Stock Beneficially Owned by the Disqualified Organization is a nominee of such Disqualified Organization, (B) the nominee is not itself a Disqualified Organization, (C) the nominee agrees not to transfer record ownership of such shares of Equity Stock to a Disqualified Organization, and (D) the Board of Directors obtains such representations and undertakings from such Disqualified Organization and nominee as are reasonably necessary to ascertain the foregoing, or (iii) the Corporation receives a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that a tax will not be imposed on the Corporation as a result of the exemption.

9.9 Removal of Ownership Limit. The restrictions contained in Section 9.3 of this Article IX will not be removed until, and shall cease to apply when, (i) (a) such restrictions are no longer required in order to qualify as a REIT or to avoid the imposition of a tax on the Corporation and (b) the Board of Directors determines that it is no longer in the best interests of the Company to retain such restrictions, or (ii)(a) the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to qualify, or to continue to qualify, as a REIT and (b) the Corporation’s election to be taxed as a REIT is revoked pursuant to Section 9.2 of this Article IX.

9.10 Shares-In-Trust.

(a) Trust. Any shares of Equity Stock transferred to a Trust and designated Shares-in-Trust pursuant to Section 9.4 of this Article IX shall be held for the exclusive benefit of the Beneficiary. The Corporation shall name a Beneficiary for each Trust within five days after discovery of the existence thereof. Any transfer to a Trust, and subsequent designation of shares of Equity Stock as Shares-in-Trust, pursuant to Section 9.4 of this Article IX shall be effective as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust. Shares-in-Trust shall remain issued and outstanding shares of Equity Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Equity Stock of the same class and series. When transferred to a Permitted Transferee in accordance with the provisions of subsection (e) of this Section 9.10, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

(b) Dividend Rights. The Trust, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions as may be declared by the Board of Directors on such shares of Equity Stock and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trust the amount of any dividends or distributions received by it that (i) are attributable to any shares of Equity Stock designated Shares-in-Trust and (ii) the record date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of Section 9.4 of this Article IX, would Constructively Own or Beneficially Own the Shares-in-Trust; and, as soon as reasonably practicable following the Corporation’s receipt or withholding thereof, shall pay over to the Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

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(c) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of Shares-in-Trust shall be entitled to receive, ratably with each other holder of shares of Equity Stock of the same class or series, that portion of the assets of the Corporation which is available for distribution to the holders of such class and series of shares of Equity Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this subsection (c) in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which purported Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock and, in the case of a Non-Transfer Event or purported Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or purported Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

(d) Voting Rights. The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Shares-in-Trust and the Prohibited Owner shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust of shares of Equity Stock under Section 9.4 of this Article IX, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in the manner in which the Trustee, in its sole and absolute discretion, desires.

(e) Designation of Permitted Transferee. The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. In an orderly fashion so as not to materially adversely affect the Market Price of the Shares-in-Trust, the Trustee may designate any Person as Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Trust and the redesignation of such shares of Equity Stock so acquired as Shares-in-Trust under Section 9.4 of this Article IX. Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this subsection (e), the Trustee shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, (iii) cause the Shares-in-Trust to be canceled, and (iv) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making that payment to the Prohibited Owner pursuant to subsection (f) of this Section 9.10.

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(f) Compensation to Record Holder of Shares of Equity Stock that Become Shares-in-Trust. Any Prohibited Owner shall be entitled (following discovery of the Shares-in-Trust and subsequent designation of the Permitted Transferee in accordance with subsection (e) of this Section 9.10 or following the acceptance of the offer to purchase such shares in accordance with subsection (g) of this Section 9.10 to receive from the Trustee following the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which purported Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock, or (b) a Non-Transfer Event or purported Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or purported Transfer, and (ii) the price per share received by the Trustee from the sale or other disposition of such Shares-in-Trust in accordance with subsection (e) of this Section 9.10. Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid the Prohibited Owner pursuant to this subsection (f) shall be distributed to the Beneficiary in accordance with the provisions of subsection (e) of this Section 9.10. Each Beneficiary and Prohibited Owner waive any and all claims that they may have against the Trustee and the Trust arising out of the disposition (if any) of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 9.10, by such Trustee or the Corporation.

(g) Purchase Right in Shares-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Non-Transfer Event or purported Transfer that resulted in such Shares-in-Trust and (ii) the date the Corporation determines in good faith that a purported Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such purported Transfer or Non-Transfer Event pursuant to Section 9.6 of this Article IX.

9.11 Remedies Not Limited. Nothing contained in this Article IX shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

9.12 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article IX, including any definition contained in Section 9.1 of this Article IX, the Board of Directors shall have the power to determine the application of the provisions of this Article IX with respect to any situation based on the facts known to it.

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9.13 Legend. Each certificate for shares of Equity Stock shall bear the following legend:

“The shares of [Common or Preferred] Stock represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and for certain other purposes under the Code. No Person may (i) Beneficially Own or Constructively Own shares of Common Stock in excess of 9.9% of the number of outstanding shares of Common Stock, (ii) Beneficially Own or Constructively Own shares of any class or series of Preferred Stock in excess of 9.9% of the number of outstanding shares of such class or series of Preferred Stock, (iii) Beneficially Own shares of Equity Stock that would result in the shares of Equity Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (iv) Beneficially Own shares of Equity Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code, (v) Constructively Own shares of Equity Stock that would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, or (vi) Beneficially Own shares of Equity Stock that would result in the shares of Equity Stock being Beneficially Owned by a Disqualified Organization. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in excess of the above limitations must immediately notify the Corporation in writing. If the restrictions above are violated, the shares of [Common or Preferred] Stock represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust. All capitalized terms in this legend have the meanings defined in the Corporation’s Articles of Incorporation, as the same may be further amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests.”

9.14 Severability. If any provision of this Article IX or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

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Article X

AFFILIATED TRANSACTIONS

10.1 Non-Applicability. It is expressly provided that the Corporation shall not be governed by Article 14 of the Virginia Stock Corporation Act, Affiliated Transactions, as it may be amended from time to time.

Dated: March 28, 2003

By:	/s/ Richard J. Hendrix
Richard J. Hendrix
President

By:	/s/ William Ginivan
William Ginivan
Secretary

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COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

March 28, 2003

The State Corporation Commission has found the accompanying articles submitted on behalf of

Forest Merger Corporation

to comply with the requirements of law, and confirms payment of all related fees.

Therefore, it is ORDERED that this

CERTIFICATE OF AMENDMENT

be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective March 28, 2003, at 10:57 A.M.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

STATE CORPORATION COMMISSION

By	/s/ T.V. Morrison, Jr.
Commissioner

ARTICLES OF INCORPORATION

OF

FOREST MERGER CORPORATION

ARTICLE I

NAME

1. Name. The name of the Corporation is Forest Merger Corporation

ARTICLE II

PURPOSE

1. Purpose. The purpose of the Corporation is to transact any or all lawful business, not required to be specifically stated in these Articles, for which corporations may be incorporated under the Virginia Stock Corporation Act, as amended from time to time.

ARTICLE III

AUTHORIZED STOCK

1. Number and Designation. The Corporation shall have authority to issue up to 100 shares of capital stock, all of which shall be shares of common stock, par value $0.01 per share (“Common Stock”).

2. Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to, or to subscribe for or purchase: (i) any shares of any class of the Corporation, whether now or hereafter authorized, including without limitation shares issued for cash, property or services or as a dividend or otherwise; (ii) any warrants, rights or options to purchase any such shares; or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

ARTICLE IV

REGISTERED AGENT

Office. The initial registered office shall be located at Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219 in the City of Richmond, and the initial registered agent shall be Daniel M. LeBey, who is a resident of Virginia and a member of the Virginia State Bar, and whose business address is the same as the registered office identified above.

ARTICLE V

BOARD OF DIRECTORS

Number. Unless the Corporation’s bylaws provide otherwise, the number of Directors of the Corporation shall be three (3).

Initial Directors. The names and addresses of the persons who are to serve as the three (3) initial directors are as follows:

Stephen D. Harlan

1001 Nineteenth Street North

Arlington, VA 22209

Russell C. Lindner

1001 Nineteenth Street North

Arlington, VA 22209

Peter A. Gallagher

1001 Nineteenth Street North

Arlington, VA 22209

November 14, 2002	/s/ Daniel M. LeBey
Daniel M. LeBey
Incorporator

2

COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

November 14, 2002

The State Corporation Commission has found the accompanying articles submitted on behalf of

Forest Merger Corporation

to comply with the requirements of law, and confirms payment of all required fees.

Therefore, it is ORDERED that this

CERTIFICATE OF INCORPORATION

be issued and admitted to record with the articles of incorporation in the Office of the Clerk of the Commission, effective November 14, 2002.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

STATE CORPORATION COMMISSION

By	/s/ T.V. Morrison, Jr.
Commissioner